SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                ----------

                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 13, 1997
                                                  ----------------------


                           HERSHEY FOODS CORPORATION
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          (Exact name of registrant as specified in its charter)


     Delaware                        1-183             23-0691590
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(State or other jurisdiction       (Commission     (I.R.S. Employer
  of incorporation)                 File Number)    Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania                17033
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (717) 534-6799
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                   INFORMATION TO BE INCLUDED IN REPORT



Item 5.   Other Events
         -------------

     On August 13, 1997, Hershey Foods Corporation (the "Corporation") filed a Form S-3 Registration Statement with the Securities and Exchange Commission ("SEC") registering $500,000,000 of debt securities. The Corporation also has available for issuance $150,000,000 of debt securities registered under a prior registration statement filed with the SEC in 1993.

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 13, 1997


                              HERSHEY FOODS CORPORATION



                              By  /s/ William F. Christ
                                --------------------------------
                                 William F. Christ
                                 Senior Vice President, Chief
                                 Financial Officer and Treasurer















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